Exhibit 8

Name of Company	Country of Incorporation
220 Bloor Street West Partnership	Ontario, Canada
Airport Garden Hotel NV	Belgium
Alexandra Holding B.V.	The Netherlands
American Commonwealth Assurance Co. Ltd.	Bermuda
American Hotel B.V.	The Netherlands
B.V. Amstel Maatschappij	The Netherlands
Arabian Hotel Management Co. LLC	Oman
Asia Pacific Holdings Limited	England
Athenaeum Hotel & Touristic Enterprises S.A. (12.5%)	Greece
Austin Innkeepers Inc.	Texas, USA
Avendra LLC 4.50%	Delaware, USA
BIBOH	England
BBJV Investments Limited	England
BCH Hotel Investment, Pte Ltd (10%)	Singapore
BHMC Canada Inc.	Canada
BHMC Gen – Par LLC	Delaware, USA
BHMC Lim Par LLC	Delaware, USA
BHR Holdings B.V.	The Netherlands
BHR Luxembourg S.A.R.L.	Luxembourg
BHR Overseas (Europe) B.V.	The Netherlands
BHR Overseas (Finance) B.V.	The Netherlands
BHR Pacific Holdings, Inc.	Delaware, USA
BHR Services (France) S.A.S.	France
BHR Texas LP	Delaware, USA
BHR US Holdings B.V.	The Netherlands
BHTC Canada Inc.	Canada
Barclay Operating Corp.	New York, USA
Blackfriars Hotels Ltd. (33.3%)	England
Brascan Imobiliaria Hotelaria e Turismo S.A.	Brazil
Bristol Acquisition Beverage Company	Delaware, USA
Bristol Hospitality Beverage Company	Texas, USA
Bristol Hotel Beverage Company	Delaware, USA
Bristol Hotel Management Corp.	Delaware, USA
Bristol Hotels & Resorts	Delaware, USA
Bristol House Club	Texas, USA
Bristol HTS Company	Texas, USA
Bristol Hudson JV LLC (15%)	Delaware, USA
Bristol IP Company.	Delaware, USA
Bristol Kansas Beverage Company	Kansas, USA
Bristol Lodging Beverage Company	Texas, USA
Bristol Management LP	Texas, USA
Bristol Oakbrook Tenant Company	Delaware, USA
Bristol Plano Club	Texas, USA
Bristol SLC Management Company	Delaware, USA
Bristol Solo’s Club, Inc.	Delaware, USA
Bristol Texas Beverage Company	Texas, USA
Bristol W Tenant Company	Delaware, USA
Britannia Soft Drinks Ltd (50%)	England
British Vitamin Products Ltd.	England
Britvic Holdings Ltd. (90%)	England
Britvic Corona Ltd.	England
Britvic International Ltd.	England
Britvic Ltd.	England
Britvic Soft Drinks Ltd.	England
Brussels Europa S.A.	Belgium

BVH Hotelbesitzgesellschaft mbH & Co. Verwaltungs KG (67.5%)	Germany
BVH Hotelbesitzgesellschaft mbH (67.4%)	Germany
CA Hotel Guayana (14.05%)	Venezuela
CIMS L.P.	Illinois, USA
Café Barritz	N/A
Canabolas Caravan Motel Pty Ltd.	Australia
Carlton InterContinental (Cannes) SNC	France
Cavendish Technology Company Partnerships Ltd.	England
Cayo Largo Hotel Assoc. SNC por ASE	Georgia, USA
Centra Hotels Management Pty Ltd.	Australia
Centra Victoria Pty Ltd.	Australia
Centra (NT) Pty Ltd.	Australia
Centre Airport Hotel (London) Limited	England
Centre Hotels (Cranston) Limited	Scotland
Centro de Servicios Hoteleros S.A. de C.V.	Mexico
Centrum Finance (Guernsey) Ltd.	Channel Islands
Ceylan Holding A.S.	Turkey
Compania Inter-Continental de Hoteles El Salvador S.A.	Venezuela
Compania Hotelera Nuevos Horizontes	Venezuela
Compass Hotel Properties Ltd	England
Cooper Leasing Company Ltd	England
Corporaction Turistica Real	Mexico
Cosmostar Holdings Ltd.	British Virgin Islands
Covachas Festivas de America SA	Costa Rica
Crowne Plaza Amsterdam (Management) BV	The Netherlands
Crowne Plaza (Asia Pacific) Ltd.	Hong Kong
Crowne Plaza Hilton Head Holding Co.	Delaware, USA
Crowne Plaza Inc.	Tennessee, USA
Crowne Plaza LAX, LLC	Georgia, USA
Crowne Plaza (Puerto Rico) Inc.	Puerto Rico
Culross Finance Ltd.	Cayman/UK Branch
Culross (UK Branch)	England
Delaville SpA	Italy
Delta Hotels Limited	Scotland
Dessarrolladora Holiday Inn, S.A. de C.V. (99%)	Mexico
Dessarrolladora Siba, S.A. de C.V.	Mexico
Dorint/IC Management GmbH	Germany
EP Development Co.	Delaware, USA
Edinburgh George Hotel Ltd.	England
Epsilon Verwaltungs GmbH	Germany
Eurasia Hotel Ltd.	Hong Kong
FBM Dallas, Inc.	Delaware, USA
FBM Houston, Inc.	Delaware, USA
FBM I-10E, Inc.	Delaware, USA
FI Scottsdale, Inc.	Delaware, USA
FPS Leominster, Inc.	Delaware, USA
FelCor Lodging Trust Incorporated (12.2%/total Gp Int 17.1%)	Delaware, USA
Frankfurt Inter-Continental Hotels GmbH	Germany
GIAC Leasing Corporation	Tennessee, USA
Garden Court France SNC (90%)	France
General Innkeeping Acceptance Corporation	Tennessee, USA
Gestion Hotelera Gestel, C.A.(50%)	Venezuela
The GL Hotels Limited (12.6%)	India
Glenjohn Inc	Texas, USA
Grand Hotel du Congo SZARL (50%)	Rep of Congo, Zaire
Grand Hotel Inter-Continental Paris SNC	France

Greenbank Drinks Co. Ltd.	England
Guest Card LLC	North Carolina, USA
HB Mass Tenant LLC	Delaware, USA
HC International Holdings, Inc.	Delaware, USA
H.D. Rawlings Ltd.	England
HH France Holdings SARL	France
HH Hotels (EMEA) BV	The Netherlands
Egyptian Branch	Egypt
Russian Branch	Russia
HH Hotels (Romania) SRL	Romania
HH Hotels Tunisia	Tunisia
HI Hotels Australia Trust	Australia
HIA, Inc.	Tennessee, USA
HIA (T) Pty Ltd.	Australia
H.I (Burswood) Pty Ltd.	Australia
H.I. (Canada), Inc.	Tennessee, USA
H.I. (Canberra) Pty Ltd.	Australia
H.I. (Canberra) Trust	Australia
H.I. (Coogee) Pty Ltd.	Australia
H.I. (Coogee) Trust	Australia
HI East Houston, Inc.	Delaware, USA
HI Holdings Inc.	Tennessee, USA
HI (Ireland) Ltd.	Eire
HI Jackson, Inc.	Delaware, USA
HI Marietta, Inc.	Delaware, USA
H.I. (Melbourne) Pty Ltd.	Australia
H.I. (Melbourne) Trust	Australia
H.I. Mexicana Servicios, SA de CV	Mexico
H.I. (Newcastle) Pty Ltd.	Australia
H.I. (Newcastle) Trust	Australia
H.I. (Perth) Pty Ltd.	Australia
H.I. (Perth) Trust	Australia
H.I. (Potts Point) Pty Ltd.	Australia
H.I. (Potts Point) Trust	Australia
H.I. Ravinia, Inc.	Georgia, USA
H.I. Sara Hospitality Sdn Bhd (30%)	Malaysia
H.I. Soaltee Hotel Co. (P) Ltd. (26%)	Hong Kong
H.I. Soaltee Management Company Ltd (74%)	Hong Kong
H.I. Sugarloaf LLC	Georgia, USA
H.I. (Terrigal) Pty. Ltd.	Australia
H.I. (Terrigal) Trust	Australia
H.I. (Townsville) Pty Ltd.	Australia
H.I. (Townsville) Trust	Australia
HII International Holdings, Inc.	Tennessee, USA
HIM (Aruba) NV	Aruba
Hale International Ltd.	British Virgin Islands
Harvey Hotel Purchasing Co.	USA
Harvey’s Bar/Remington’s	N/A
HOB Hotelbesitz-und Verwaltungs GmbH (100%)	Germany
HOB Hotelbesitz-und Verwaltungs GmbH & Co; Objekt Graummansweg KG (99%)	Germany
Hochstrasse 3 Hotelgesellschaft mbH	Germany
Hofburg Kongresszentrum Betriebsgesellschaft mbH	Austria
Holiday Clubs International, Inc.	Georgia, USA
Holiday Hospitality Franchising, Inc.	Delaware, USA
Holiday Inn Aruba NV	Aruba
Holiday Inn (Basildon) Ltd.	England

Holiday Inn (Birmingham) Ltd.	England
Holiday Inn (Birmingham City) Ltd.	England
Holiday Inn (Birmingham M6 J7) Ltd.	England
Holiday Inn (Brentwood) Ltd.	England
Holiday Inn Cairns Pty Ltd.	Australia
Holiday Inn (Carlisle) Ltd.	England
Holiday Inn (Chester) Ltd.	England
Holiday Inn (Colchester) Ltd.	England
Holiday Inn (Coventry) Ltd.	England
Holiday Inn (Dijon) SARL	France
Holiday Inn (Edinburgh) Ltd.	England
Holiday Inn (Edinburgh North) Ltd.	England
Holiday Inn (Farnborough) Ltd.	England
Holiday Inn Finance Properties Ltd	England
Holiday Inn (Guildford) Ltd.	England
Holiday Inn (Hemel Hempstead) Ltd.	England
Holiday Inn (High Wycombe) Ltd.	England
Holiday Inn Hotelgesellschaft mbH	Germany
Holiday Inn (Ipswich) Ltd.	England
Holiday Inn (Lancaster) Ltd.	England
Holiday Inn (Leicester) Ltd.	England
Holiday Inn (London Gatwick) Ltd.	England
Holiday Inn (London Heathrow) Ltd.	England
Holiday Inn (London Heathrow Ariel) Ltd.	England
Holiday Inn (London Regents Park) Ltd.	England
Holiday Inn Limited	England
Holiday Inn (Maidenhead) Ltd.	England
Holiday Inn Mexicana S.A.	Mexico
Holiday Inn (Milton Keynes) Ltd.	England
Holiday Inn (Norwich) Ltd.	England
Holiday Inn Operadora Mexico S.A. de C.V.	Mexico
Holiday Inn (Reading) Ltd.	England
Holiday Inn (Southampton) Ltd.	England
Holiday Inn (Southampton Eastleigh) Ltd.	England
Holiday Inn (UK) Ltd.	England
Holiday Inn Worldwide Insurance Co. (see SCH Insurance Co) 75%	Vermont, USA
Holiday Inns B.V.	The Netherlands
UK Branch	England
Austria Branch	Austria
Holiday Inns Inc.	Delaware, USA
Holiday Inns NV	Belgium
Holiday Inns SpA	Italy
Holiday Inns (Abu Dhabi) Ltd.	Hong Kong
Holiday Inns of America, Inc.	Tennessee, USA
Holiday Inns of America (UK) Ltd.	England
Holiday Inns (Andina) Inc. (now SC (Andina) Inc.) 70%	Tennessee, USA
Holiday Inns Australia Pty Ltd.	Australia
Holiday Inns (The Bahamas), Inc.	Tennessee, USA
Holiday Inns (Beijing) Inc. (now SC Reservations (Philippines) Inc)	Tennessee, USA
Holiday Inns (Beijing) Ltd.	Hong Kong
Holiday Inns of Belgium NV	Belgium
Swedish Branch	Sweden
Holiday Inns of Canada Ltd.	Ontario, Canada
Holiday Inns (Casablanca) Ltd	Hong Kong
Holiday Inns (China), Inc.	Tennessee, USA
Holiday Inns (China) Ltd.	Hong Kong

Holiday Inns (Chongqing), Inc.	Tennessee, USA
Holiday Inns (Courtalin) Holdings SAS	France
Holiday Inns (Courtalin) SAS	France
Holiday Inns Crowne Plaza (Beijing), Inc.	Tennessee, USA
Holiday Inns Crowne Plaza (Hong Kong), Inc.	Tennessee, USA
Holiday Inns (Dalian), Inc.	Tennessee, USA
Holiday Inns von Deutschland GmbH	Germany
Holiday Inns (Dhaka) Inc.	Tennessee
Holiday Inns (Downtown Beijing) Ltd.	Hong Kong
Holiday Inns (Dubai) Ltd.	Hong Kong
Holiday Inns (Eindhoven) BV	The Netherlands
Austrian Branch	Austria
American Branch	South Carolina
Holiday Inns (England) Ltd.	England
Holiday Inns de Espana S.A.	Spain
Holiday Inns France et Cie SAS	France
Holiday Inns (Freeport) Inc.	Tennessee, USA
Holiday Inns Garden Court Ltd.	England
Holiday Inns Gatwick Crawley Ltd.	England
Holiday Inns (Germany) LLC	Tennessee, USA
German Branch	Germany
Holiday Inns (Guangzhou), Inc.	Tennessee, USA
Holiday Inns (Guilin), Inc.	Tennessee, USA
Holiday Inns Holdings (Australia) Pty Ltd.	Australia
Holiday Inns (Indonesia) Ltd.	Hong Kong
Holiday Inns (Indonesia) B.V.	The Netherlands
Holiday Inns International BV	The Netherlands
Belgium Branch	Belgium
Holiday Inns Investment (Nepal) Ltd.	Hong Kong
Holiday Inns (Jamaica) Inc.	Tennessee, USA
Jamaica Branch	Jamaica
Holiday Inns (Korea) Ltd.	Hong Kong
Holiday Inns (Kuwait) Ltd.	Hong Kong
Holiday Inns (Macau) Ltd.	Hong Kong
Holiday Inns (Malaysia) Inc.	Tennessee, USA
Holiday Inns (Malaysia) Ltd.	Hong Kong
Holiday Inns (Manama) Ltd.	Hong Kong
Holiday Inns Mexico Holdings, Inc.	Kentucky, USA
Holiday Inns (Middle East) Inc.	Tennessee, USA
Holiday Inns (Middle East) Ltd.	Hong Kong
Holiday Inns (Muscat) Ltd.	Hong Kong
Holiday Inns (Nepal) Ltd.	Hong Kong
Holiday Inns (The Netherlands) Inc.	Tennessee, USA
Dutch Branch	The Netherlands
Holiday Inns (Philippines), Inc.	Tennessee, USA
Philippines Branch	Philippines
Holiday Inns (Phuket) Ltd.	Hong Kong
Holiday Inns (Riyadh) Ltd.	Hong Kong
Holiday Inns (Salalah) Ltd.	Hong Kong
Holiday Inns (Saudi Arabia), Inc.	Tennessee, USA
Holiday Inns (Shanghai) Ltd.	Hong Kong
Holiday Inns (Singapore), Inc.	Tennessee, USA
Holiday Inns (South America) Inc.	Tennessee, USA
Holiday Inns (South East Asia) Inc.	Tennessee, USA
Singapore Branch	Singapore
Holiday Inns (Suisse) SA	Switzerland

Holiday Inns Switzerland Limited	England
Holiday Inns (Thailand) Ltd.	Hong Kong
Holiday Inns (UK), Inc.	Tennessee, USA
UK Branch	England
Malta Branch	Malta
Holiday Inns (Urumqi) Ltd.	Hong Kong
Holiday Inns (Xiamen) Ltd.	Hong Kong
Holiday Inns (Yemen) Ltd.	Hong Kong
Holiday Pacific Equity Corporation	Delaware, USA
Holiday Pacific Holding Company	Delaware, USA
Holiday Pacific LLC	Delaware, USA
Holiday Pacific Management Corporation	Delaware, USA
Holiday Pacific Partners, LP (12.7%)	Delaware, USA
Holidex (Belgium), Inc.	Delaware, USA
Holidex (UK), Inc.	Tennessee, USA
Homeprompt Ltd	England
Hooper Struve & Co. Ltd	England
Hospitality Network Corporation 35%	Japan
C.A. Hotel Guayana	Venezuela
Hotel del Lago C.A. (0.4%)	Venezuela
Hotel Distribution System LLC (see TravelWeb LLC)
Hotel Equities Fiji Ltd.	Fiji
Hotel Equities South Pacific Ltd.	Vanuatu
Hotel Forum (Holdings) Ltd.	England
Hotel Inter-Continental SAS	France
Hotel Inter-Continental London (Holdings) SAS	France
Hotel Inter-Continental London Ltd.	England
Hotelera el Carmen S.A.	Spain
Hotelera Holiday Inns Andina Limitada	Chile
Hoteles Y Centros Especializados S.A.
Hoteles Estelar de Colombia S.A. (4%)	Colombia
Hoteles Holiday Inn S.A. de C.V.	Mexico
Hoteles Y Turismo HIH Srl	Venezuela
Hotels Inns and Resorts (SA)(PTY) Ltd.
Houston Galleria, LP (now BHR Texas, LP)	USA
IC Loipersdorf Hotel Betriebs GmbH	Austria
IC US (Holdings) LP	Delaware, USA
ICOP Holdings BV	The Netherlands
IHC Buckhead LLC	Georgia, USA
IHC Edinburgh (Holdings) Ltd.	England
IHC Hopkins (Holdings) Corp.	Delaware, USA
IHC Hotel Ltd.	England
IHC Inter-Continental (Holdings) Corp.	Delaware, USA
IHC London (Holdings) Ltd.	England
IHC M-H (Holdings) Corp.	Delaware, USA
IHC May Fair (Holdings) Ltd.	England
IHC May Fair Hotel Ltd.	England
IHC Overseas (U.K.) Ltd.	England
IHC (Thailand) Ltd.	Thailand
IHC UK (Holdings) Ltd	England
IHC United States (Holdings) Corp.	New York, USA
IHC Willard (Holdings) Corp.	Delaware, USA
IHG (Brent Cross) Ltd.	England
IHG Customer Service Ltd	England
IHG Cyprus Limited	Cyprus
InterContinental Hotels Group Healthcare Trustee Ltd	England

IHG (Leeds) Ltd.	England
IHG (Strathclyde) Ltd.	England
IHG Systems Pty Ltd	Australia
IHG (Victoria Park) Pty Ltd	Australia
Idris Limited	England
Illinois Hotels Corp.	Delaware, USA
Indian Valley Realty Corp.	New York, USA
Inn Keeper Supply, S.A. de C.V.	Mexico
INNvest Realty Corp.	Tennessee, USA
InterContinental Hong Kong Ltd.	Hong Kong
InterContinental Hotels Group (Asia Pacific) Pte Ltd	Singapore
InterContinental Hotels Group do Brasil Ltda	Brazil
InterContinental Hotels Group (Canada) Inc.	Ontario, Canada
InterContinental Hotels Group Customer Services Ltd.	England
InterContinental Hotels Group (Espana) SA	Spain
InterContinental Hotels Group Finance (CI) Ltd.	Jersey
InterContinental Hotels Group (Japan) Inc.	Tennessee
Japan Branch	Japan
InterContinental Hotels Group Limited
InterContinental Hotels Group Operating Corp.	USA
InterContinental Hotels Group PLC	England
InterContinental Hotels Group Resources Inc	Delaware, USA
Guam Branch	Guam
InterContinental Hotels Group Services Company	England
Spanish Branch	Spain
InterContinental Hotels Group (UK) Ltd	England
InterContinental Hotels Group (USA) Franchising Inc.	Delaware, USA
Insurance Resource Services, Inc.	Delaware, USA
Intercontinental Hotels Corporation Limited	Bermuda
Saudi Branch	Saudi
Egypt Branch	Egypt
Intercontinental Hotels Limited	England
InterContinental Hotels Ltd	England
Intercontinental Hotels Services (Hong Kong) Ltd.	Delaware, USA
Inter-Continental Central Park South LLC	New York, USA
Inter-Continental de Colombia S.A.	Columbia
Inter-Continental D.C. Operating Corp.	Delaware, USA
Inter-Continental Europe Finance BV	The Netherlands
Inter-Continental Europe Holdings BV	The Netherlands
Inter-Continental Florida Investment Corp.	Delaware, USA
Inter-Continental Florida L.P.	Delaware, USA
Inter-Continental Florida Operating Corp.	Delaware, USA
Inter-Continental Florida Partner Corp.	Delaware, USA
Inter-Continental Holding (Germany) GmbH	Germany
Inter-Continental (Holdings) Canada Inc.	Canada
Inter-Continental Hospitality Corp.	Delaware, USA
Hospitality Corporation	Greece
Inter-Continental Hotel Betriebsgesellschaft mbH	Austria
InterContinental Hoteleira Limitada	Brazil
Inter-Continental Hotel Investment (S) Pte. Ltd.	Singapore
Inter-Continental Hotels Betriebsgesellschaft mbH	Germany
Inter-Continental Hotels Corporation	Delaware, USA
Branches: Cairo
Jordan	Jordan
Tel Aviv	Israel
Poland	Poland

Malaysia	Malaysia
Malta	Malta
Philippines	Philippines
Portugal	Portugal
Inter-Continental Hotels Corporation Pty Ltd.	Australia
Inter-Continental Hotels Corporation de Venezuela C.A.	Venezuela
Inter-Continental Hotels (Indonesia) B.V.	The Netherlands
Inter-Continental Hotels Italia, SrL	Italy
Inter-Continental Hotels Management GmbH	Germany
Inter-Continental Hotels (Montreal) Operating Corp.	Quebec, Canada
Inter-Continental Hotels (Montreal) Owning Corp.	Quebec, Canada
Inter-Continental Hotels (Ontario) Inc.	Ontario, Canada
Inter-Continental Hotels (Overseas) Ltd.	England
Inter-Continental Hotels of San Francisco Inc.	Delaware, USA
Inter-Continental Hotels Saudi Arabia Ltd.	Saudi Arabia
Inter-Continental Hotels (Singapore) Pte. Ltd.	Singapore
Inter-Continental Hotels (Toronto) Inc.	Ontario, Canada
Inter-Continental Jeddah Corp.	Delaware, USA
Inter-Continental Los Angeles Operating Corp.	Delaware, USA
Inter-Continental Management (Australia) Pty Limited	Australia
Inter-Continental Netherlands CV	The Netherlands
Inter-Continental Overseas Holding Corporation	Delaware, USA
Egyptian Branch	Egypt
Bermuda Branch	Bermuda
Intercora Limited (65%)	Bermuda
Inter-Continental Szalloda Budapest Rt.	Hungary
International Airport Hotel Ltd.	Ireland
Inthotel SA (92%)	Spain
Kensington PH Ltd.	England
Kenya Hotel Properties Ltd.	Kenya
Kumul Hotels Ltd. (18%)	Papua New Guinea
LIMNA Hotelbetriebsgesellschaft mbH (67.4%)	Germany
LIMNA Hotelbetriebsgesellschaft mbH Verwaltungs KG (67.5%)	Germany
Laper S.A. (to be liquidated)	Switzerland
Leased Hotels Ltd.	England
Lecheek Ltd.	England
London Essence Co. Ltd.	England
London Forum Hotel Ltd.	England
Louisiana Acquisitions Corp.	Delaware, USA
Maya Baiduri Sdn Bhd (50%)	Malaysia
Midland Hotel and Conference Centre Ltd. (56%)	England
Mifala Holdings (Vanuatu) Ltd.	Vanuatu
Moline Restaurant Inc.
NAS Centrum Ireland 2 Ltd.	Eire
NAS Cobalt No. 1 Ltd.	England
NAS Cobalt No. 2 Ltd.	England
National Inns Inc.
Netherlands International Hotels BV (17%)	The Netherlands
Nuevas Fronteras S.A. (23.66%)	Argentina
Omega Hotels Limited	Eire
Openworld Ltd. (5.97%)
Orbis Travel Bureau (12%)	New York, USA
Orchid Brands Ltd.	England
Orchid Drinks Ltd.	England
OSPR Pty Ltd.	Australia
PT Jakarta International Hotels & Development 0.5151%	Indonesia

PT SC Hotels & Resorts Indonesia	Indonesia
Panacon	Louisiana, USA
Parkroyal Motor Hotels Pty Ltd.	Australia
Pegasus Systems Inc.	Delaware, USA
Penrod Club Texas (Non Profit)	Texas, USA
Pendigo Hotel Ltd.	England
Pershing Associates (7.5%)	District of Columbia
Pins & Pockets Club, Inc.	Texas, USA
Point of Sale Television Ltd.	England
Pollstrong Ltd	England
Powell Pine, Inc.	Delaware, USA
Premier Hotels (Christchurch) Ltd.	New Zealand
President Hotel & Tower Co Ltd. (30%)
Priscilla Holiday of Texas, Inc.	Delaware, USA
Priscilla Pacific, Inc. (49%)	Texas, USA
RDP Royal Palm Hotel Ltd.	Delaware, USA
Red Devil Energy Drinks Ltd.	England
Rednor Inc.	Utah, USA
Rescom Services, Inc.	Delaware, USA
Resort Services International (Cayo Largo) LP SE	Delaware, USA
RH Resort Staff Co. Pty Ltd	Australia
Riverfront Investment Co., Inc.	Kentucky, USA
Robinsons Soft Drinks Ltd.	England
R. White & Sons Ltd.	England
St Lucia Management Services LLC	Delaware, USA
Santa Fe	Mexico
SC (Andina) Inc. (formerly Holiday Inns (Andina) Inc.70%	Tennessee, USA
Hotelera Holiday Inns Andina Ltd-Chile Branch	Chile
SC Car Leasing Ltd.	England
SC Cellars Ltd.	England
SC ESOP Trustee (Jersey) Ltd.	Jersey
SC Finance Investments Co.	England
SC Finance Investments Two Co.	England
SC Hotels International Services, Inc.	Delaware, USA
SC Hotels Management Services, Inc.	Delaware, USA
SC Hotels & Resorts (Asia Pacific) Pte Ltd.	Singapore
SC Hotels & Resorts (Australia) Pty Ltd.	Australia
SC Hotels & Resorts (Greater China) Ltd	Hong Kong
SC Hotels & Resorts (India) Private Ltd.	India
SC Hotels & Resorts (Jamaica) Ltd	Jamaica
SC Hotels Services (Guangzhou) Ltd.	China
SC Hotels (Singapore) Pte Ltd	Singapore
SC Hotels UK Pensions SARL	Luxembourg
SC Investment (Hotels) BV	The Netherlands
SC Investment Minorities Ltd.	England
SC Investments Number 2 Ltd.	England
SC Investments Number 3 Ltd.	England
SC IT Enabled Services (India) Private Limited	India
SC Leisure Group Ltd.	England
SC Luxembourg Investments SARL	Luxembourg
SC Minority Holdings Ltd.	England
SC NAS 2 Ltd.	England
SC NAS 3 Ltd.	England
SC QUEST Ltd	England
SC Racing Gilbraltar Ltd.	Gibraltar
SC Reservations (Philippines) Inc (formerly Holiday Inn (Beijing) Inc	Tennessee, USA
Philippines Branch	Phillippines

SC Retail Ltd. (now SC Minority Holdings Ltd.)	England
SC Southwick (UK) Ltd.	England
UK Branch of Southwick Ltd (Cayman Islands).
SC Trademarks Ltd.	England
SC Wine Bars Ltd.	England
SCH (Barbados) Ltd.	Barbados
SCH (China) Investments Ltd.	Hong Kong
SCH Insurance Company 75%	Vermont, USA
SCH Minority Holdings LLC	Delaware, USA
SCH Residence (France) SNC	France
SCH (UK) Ltd.	England
SCIH Branston 1	England
SCIH Branston 2	England
SCIH Branston 3	England
SFH Associates L.P.	California, USA
Spree Galerie Hotelbetriebsgesellschaft	Germany
Sharp Delight Investments Ltd.	Hong Kong
SIBA ATLAS	Mexico
SIBA ESTACIONAMIENTS	Mexico
Sienna Consulting Group Sp. Z.o.o.	Poland
Sienna Hotel Sp.Z.o.o.	Poland
SixCo Financing 1 Ltd.	England
SixCo Financing 2 Ltd.	England
SixCo Ltd.	England
SixCo North America, Inc.	Delaware
Six Continents Corporate Services Co	England
Six Continents Executive Pension Trust Limited	England
Six Continents Finance (CI) Ltd	Jersey
Six Continents Healthcare Trustee Ltd	England
Six Continents Holdings Ltd.	England
Six Continents Hotels (Asia Pacific) Pte Ltd.	Singapore
Six Continents Hotels do Brazil Ltda	Brazil
Six Continents Hotels (Canada) Inc	Canada
Six Continents Hotels Customer Service Centre Ltd	England
Six Continents Hotels de Espana	Spain
Six Continents Hotels Group Company	England
Spanish Branch	Spain
Six Continents Hotels and Holidays Ltd.	England
Six Continents Hotels, Inc.	Delaware
Six Continents Hotels International Ltd.	England
Six Continents Hotels (Japan) Inc.	Tennessee
Six Continents Hotels Limited	England
Six Continents Hotels Operating Corp.	Delaware
Six Continents Hotels (UK) Ltd.	England
Six Continents International Holdings BV	The Netherlands
Six Continents Investments Ltd.	England
Six Continents Leisure Ltd.	England
Six Continents (NAS) PLC	England
Six Continents Overseas Holdings Ltd.	England
Six Continents Pensions Ltd.	England
Six Continents PLC	England
Six Continents Profit Share Scheme Trustee Ltd.	England
Six Continents Resources, Inc.	Delaware, USA
Guam Branch	Guam
Six Continents Restaurants Ltd.	England

Six Continents (USA) Franchising Inc.	Delaware, USA
SNC de L’Hotel Inter-Continental Paris	France
Soaltee Hotel Ltd. (10%)	Nepal
Societe des Grands Hotels du Liban (2%)	Lebanon
Societe des Hotels InterContinental France SNC	France
Societe des Hotels Reunis SAS	France
Societe des Hotels Six Continents France SNC	France
Societe Immobiliere Kinoise SZARL (50%)	Rep of Congo, Zaire
Societe Nouvelle du Grand Hotel SA	France
Solo’s	N/A
Southern Pacific Hotel Corp. (BVI) Ltd.	British Virgin Islands
Southern Pacific Hotel Corp. Holdings Ltd.	Australia
Southern Pacific Hotel Corp. Ltd.	Australia
Southern Pacific Hotel Corp. (NZ) Ltd.	New Zealand
Southern Pacific Hotel Corp. Sdn Bhd	Malaysia
Southern Pacific Hotels (Indonesia) Ltd.	British Virgin Islands
Southern Pacific Hotels Ltd.	Australia
Southern Pacific Hotels Malaysia Ltd.	British Virgin Islands
Southern Pacific Hotels Operations Ltd.	British Virgin Islands
Southern Pacific Hotels Properties Limited	British Virgin Islands
Southern Pacific Hotels (Technical Services) Limited	British Virgin Islands
Southern Pacific Hotels (Vanuatu) Ltd.	Vanuatu
Southern Table Water Co. Ltd.	England
Southwick Ltd.	Cayman
SPH International Pty Ltd.	Australia
SPHC (Asia) Limited	Hong Kong
SPHC Australia Ltd.	Singapore
SPHC Equities Ltd.	New Zealand
SPHC (IP) Pty Ltd.	Australia
SPHC Group Pty Ltd.	Australia
SPHC Management Ltd.	Papua New Guinea
SPHC Nominees Pty Ltd	Australia
SPHC (NZ) Holdings Ltd.	New Zealand
SPHC Operations (NZ) Ltd.	New Zealand
Spirit Health and Fitness Ltd.	England
SSABCO Ltd. (liquidation candidate)	England
Starburst Hospitality Services Ltd.	Hong Kong
Stella Hotelentwicklungs GmbH (Essen)	Germany
Stella Hotels Holdings GmbH (50%)	Germany
Stranton Mill Trustee & Nominee Co. Ltd.	England
Sunfresh Soft Drinks Ltd.	England
TAK How Investment Limited (10%)	Hong Kong
THISCO	Delaware, USA
TH Management Ltd.	New Zealand
TLCI Limited	New Zealand/Cook Islands
Tahiti Bachcomber SA (15.8%)	Tahiti
Tape Systems Ltd.(85%)	England
The Dover Motel Limited	England
“The Londoner” (Hotel) Ltd.	England
The GL Hotels Ltd. (12.6%)	India
The Hotel Clearing Corp.	Delaware, USA
Tian An Hotels International Limited (50%)	Hong Kong
Top of the Cross Pty Ltd.	Australia
TotRusUs (Russian Branch of HH Hotels (EMEA) BV	Russia
Town Park Hotel Corporation	Tennessee,USA
Travel Holdings (Australia) Pty Ltd.	Australia

Travelodge Cook Islands Ltd. (See TLCI Limited)	New Zealand/Cook Islands
TravelWeb LLC
Travlex Systems Ltd.	Australia
Trent Technology Ltd.	England
Trifaith Investments Ltd.	British Virgin Islands
Union Leasing Company Ltd.	England
Universal de Hoteles SA	Colombia
Verkaja B.V.	The Netherlands
Victoria Hotels (Christchurch) Ltd.	New Zealand
VP Hotels Pty Ltd.(now IHG (Victoria Park) Pty Ltd	Australia
White Shield Insurance Company Ltd.	Gibraltar
R. White & Sons Ltd.	England
Willard Associates (15.47%)	District of Columbia
World Trade Center Montreal Hotel Corp. (74.11%)	Quebec, Ontario
Yokohama Grand Intercontinental Hotel Co. Ltd. (5%)	Japan